Exhibit 99.4

OPTION AGREEMENT

This Option Agreement (this “Agreement”), dated as of October 27, 2011, is by and between TEL Offshore Trust Partnership, a Texas general partnership (the “Partnership”), and RNR Production, Land and Cattle Company, Inc., a Texas corporation (“Purchaser”).  Each of the Partnership and Purchaser is sometimes referred to herein as a “Party” and they are sometimes together referred to herein as the “Parties.”

RECITALS

A.            Pursuant to that certain Partial Assignment of Overriding Royalty Interests, dated the date hereof, between the Partnership and Purchaser (the “Assignment”), the Partnership assigned to Purchaser 20% of all of the Partnership’s rights, title and interest in and to the Overriding Royalty Interest (as defined in the Assignment) in consideration of an aggregate of $1,600,000 (equivalent to $80,000 per 1% interest of the Overriding Royalty Interest); and the Partnership has retained an 80% interest in the Overriding Royalty Interest.

B.            Initially, Purchaser required that the Partnership assign a minimum of 25% of the Overriding Royalty Interest pursuant to the Assignment.

C.            The Partnership desires to grant to Purchaser the option to purchase up to an additional 5% of the Overriding Royalty Interest if prior to December 31, 2012 the Partnership elects to sell additional interests in the Overriding Royalty Interest, subject to the terms hereof.

NOW, THEREFORE, in consideration of the purchase by Purchaser of 20% of the Overriding Royalty Interest and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and Purchaser hereby agree as follows:

1.                                       Grant of Option.  If the Partnership elects, in its sole discretion, at any time and from time to time, to sell, or to market for sale, additional interests in the Overriding Royalty Interest on or before December 31, 2012, then Purchaser shall have the option (the “Option”) to acquire such interest; provided, that in no event shall such option extend to more than an aggregate of 5% of the Overriding Royalty Interest (for purposes of clarity, such 5% is of the entire (of 8/8ths) Overriding Royalty Interest and not 5% of the portion of the Overriding Royalty Interest then owned by the Partnership), subject to and in accordance with the terms of this Agreement.

2.                                       Option Term; Exercise.  Upon such election by the Partnership to sell, or to market for sale, such interest, the Partnership shall provide written notice thereof to Purchaser and Purchaser shall have 10 days after receipt of such notice to provide to the Partnership written notice that Purchaser elects to exercise its option to acquire such interest, subject to and in accordance with the terms of this Agreement (including, without limitation, the cap of an aggregate of 5% of the Overriding Royalty Interest).  The date on which Purchaser so provides notice of its election to exercise its option is referred to herein as the “Option Exercise Date.”  If Purchaser does not provide such written notice within such 10-day period, Purchaser shall be deemed to have declined to exercise its option and the Option shall be deemed terminated with respect to the portion of the Overriding Royalty Interest then offered, if such interest (combined with all previously offered interests under this Agreement) is less than an aggregate of 5% of the Overriding Royalty Interest, and terminated in its entirety with respect to the Overriding Royalty Interest, if such interest (combined with all previously offered interests under this Agreement) is equal to or greater than an aggregate of 5% of the Overriding Royalty Interest.  For the sake of clarity, Purchaser shall have a continuing Option with respect to the Overriding Royalty Interest until it has been offered an aggregate of 5% of the Overriding Royalty Interest.

3.                                       Option Price.  In the event Purchaser exercises the Option, then the purchase price for the additional portion of the Overriding Royalty Interest (the “Option Price”) shall be the product of the percentage of the Overriding Royalty Interest to be acquired multiplied by $80,000.

4.                                       Assignment.  In the event Purchaser exercises the Option, then, within two business days following the Option Exercise Date, subject to the Partnership having all necessary and appropriate partnership authority, including all authority required under the Agreement of General Partnership of the Partnership and the Trust Agreement of the TEL Offshore Trust, to convey such additional interest in the Overriding Royalty Interest, Purchaser shall pay to the Partnership the Option Price in immediately available funds and the Parties shall execute and deliver an assignment with respect to such interest being acquired, substantially in the form of the Assignment, provided that the form of Assignment shall be revised to (i) reflect the percentage of the Overriding Royalty Interest to be acquired pursuant to the exercised Option and (ii) provide that the effective date of such assignment shall be the first day of the month in which such assignment is delivered.

5.                                       Miscellaneous.

a.                                       Notices.  All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below.  Any communication or delivery hereunder shall be deemed to have been duly made and the receiving Party charged with notice (i) if personally delivered, when received, (ii) if sent by facsimile transmission, when received, (iii) if mailed, three business days after mailing, certified mail, return receipt requested, or (iv) if sent by overnight courier, one day after sending.  All notices shall be addressed as follows:

If to Purchaser:

RNR Production, Land and Cattle Company, Inc.

14531 Highway 377 South

Fort Worth, Texas 76126

Facsimile:  (817) 443-0602

If to the Partnership:

TEL Offshore Trust Partnership

c/o Chevron U.S.A. Inc.

1400 Smith Street

Houston, Texas 77002

Attention: Manager, Acquisitions and Divestitures

Facsimile: (866) 741-5436

with a copy (which shall not constitute notice) to:

TEL Offshore Trust

c/o The Bank of New York Mellon Trust Company, N.A.

919 Congress Avenue

Austin, Texas 78701

Attention:  Michael J. Ulrich

Facsimile:  (512) 236-9275

with a copy (which shall not constitute notice) to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention:  W. Lance Schuler

Facsimile:  (713) 238-7193

Either Party may, by written notice so delivered to the other Party, change the address or individual to which delivery shall thereafter be made.

b.                                      Amendments; Waiver.  This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

c.                                       Counterparts/Fax Signatures.  This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.  Fax or .pdf signatures shall be considered binding.

d.                                      Governing Law.  This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas, without regard to its conflicts of laws rules.

e.                                       Entire Agreement.  This Agreement constitutes the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

f.                                         Binding Effect.  This Agreement shall be binding upon, and shall inure to the benefit of, the Parties, and their respective successors and assigns.  The Option and the rights, benefits and obligations of Purchaser under this Agreement may not be assigned without the prior written consent of the Partnership.  Any liability of the Partnership under this Agreement is the liability of the Partnership only and is in no respect whatsoever the obligation of any of the partners of the Partnership, the trustees of the TEL Offshore Trust or the owners of units of the TEL Offshore Trust.  Purchaser is dealing with the Partnership and is doing so in reliance solely upon the assets of the Partnership and not upon such partners, trustees or the owners of such units, none of which shall have any personal liability to Purchaser.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NONE OF THE PARTIES OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES OR SUCCESSORS OR ASSIGNS SHALL BE ENTITLED TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF PARTIES, FOR ITSELF AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS, EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS, HEREBY EXPRESSLY WAIVES ANY RIGHT TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

g.                                      Memorandum.  The Parties agree to file a memorandum of this Agreement in form and substance mutually agreeable to the Parties, in each appropriate county and parish necessary to put third parties on notice of the Option.

h.                                      Severability.  It is the intent of the Parties that the provisions contained in this Agreement shall be severable.  Should any provisions, in whole or in part, be held invalid as a matter of law, such holding shall not affect the other portions of this Agreement, and such portions that are not invalid shall be given effect without the invalid portion.

IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the date first set forth above.

RNR PRODUCTION, LAND AND CATTLE COMPANY, INC.

By:	/s/ Roy T. Rimmer, Jr.
Roy T. Rimmer, Jr., President

TEL OFFSHORE TRUST PARTNERSHIP

By:	Chevron U.S.A. Inc.,
its Managing General Partner

	By:	/s/ R. Jeff Kolb
R. Jeff Kolb, Assistant Secretary